TRANSAMERICA LANDMARK NY VARIABLE ANNUITY

Issued by

TRANSAMERICA FINANCIAL LIFE INSURANCE COMPANY

Supplement Dated May 19, 2009

to the

Prospectus dated May 1, 2009

The following hereby amends, and to the extent inconsistent replaces, Section 5. EXPENSES, Surrender Charges of the Prospectus:

You can surrender up to the greater of 10% of your premium payments or any gains in the policy once each year free of surrender charges after the first year. This amount is referred to as the free amount and is determined at the time of surrender. (The free amount is not cumulative, so not surrendering anything in one year does not increase the surrender charge free amount in subsequent years.) If the surrender is in excess of this free amount, you might have to pay a surrender charge, which is a contingent deferred sales charge, on the excess amount.

This Prospectus Supplement must be accompanied or preceded

by the Prospectus for the

Transamerica Landmark NY Variable Annuity dated May 1, 2009